UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

        Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           September 28, 2012

                                 NORTHEAST BANCORP
(Exact Name of Registrant as Specified in its Charter)

Maine	1-14588	01-0425066
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Canal Street, Lewiston, Maine	04240
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(207) 786-3245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. Rule 13e-4(c)).

Item 4.01                      Changes in Registrant’s Certifying Accountant.

On September 28, 2012, the Audit Committee of the Board of Directors of Northeast Bancorp (the “Company”) appointed Ernst & Young LLP as the Company’s independent registered public accounting firm.

During the Company’s fiscal years ended June 30, 2012 and June 30, 2011 and the subsequent interim period preceding the engagement of Ernst & Young LLP, the Company did not consult Ernst & Young LLP regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and Ernst & Young LLP did not provide any written report or oral advice that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement or a reportable event.

On October 1, 2012, Shatswell MacLeod and Company, P.C., the Company's previous independent registered public accounting firm, were notified of their dismissal. The decision to dismiss Shatswell MacLeod and Company, P.C. was approved by the Company’s Audit Committee. Shatswell MacLeod and Company, P.C. served as the Company’s independent registered public accounting firm since the fiscal year ended June 30, 2007.  The audit report of Shatswell MacLeod and Company, P.C. on the consolidated financial statements of the Company for the fiscal years ended June 30, 2012 and June 30, 2011 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 2012 and June 30, 2011 and through the subsequent interim period preceding the date of Shatswell MacLeod and Company, P.C.’s dismissal, there were: (1) no disagreements between the Company and Shatswell MacLeod and Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Shatswell MacLeod and Company, P.C. would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Shatswell MacLeod and Company, P.C. with a copy of the disclosures in this Form 8-K and has requested that Shatswell MacLeod and Company, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the letter dated October 3, 2012 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description
16.1	Letter of Concurrence from Shatswell MacLeod and Company, P.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST BANCORP
Date: October 3, 2012	By:	/s/ Claire S. Bean
Claire S. Bean
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Concurrence from Shatswell MacLeod and Company, P.C.